Subsequent events	12 Months Ended
Dec. 31, 2024
Subsequent events
Subsequent events

21. Subsequent events

Acquisition of Westbrick Energy Ltd.

On December 23, 2024, Vermilion announced it entered into an arrangement agreement to acquire Westbrick Energy Ltd. ("Westbrick"), a private company with assets located adjacent to Vermilion's existing Alberta assets. On February 26, 2025,Vermilion completed the acquisition for total consideration (before closing adjustments) of $1.075 billion in exchange for all the issued and outstanding Westbrick shares.

Concurrent with the completion of the Westbrick acquisition, Vermilion’s credit facility was amended to incorporate a new $450 million term loan (the "Term Loan") which was immediately drawn. The Term Loan does not require principal repayments prior to its May 26, 2028 maturity, is non-revolving, and is subject to the same financial covenants as Vermilion’s revolving credit facility. The Term Loan bears interest based on a reference rate plus an applicable margin.

Total consideration was comprised of $14.2 million of share consideration with the balance paid in cash.

As of the date of the financial statements, sufficient information was not yet available to calculate a preliminary purchase price allocation.

Issuance of 2033 senior unsecured notes

On February 11, 2025, Vermilion closed a private offering of US $400.0 million of senior unsecured notes. The notes bear interest at a rate of 7.250% per annum, to be paid February 15 and August 15, commencing on August 15, 2025. The notes mature on February 15, 2033. As direct senior unsecured obligations of Vermilion, the notes rank equally with existing and future senior unsecured indebtedness of the Company.